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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                  FORM 8-K/A-1

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 5, 2000


                              HTTP TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                    0-26886                  13-4148725
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)

               46 Berkeley Square, London W1J 5AT, United Kingdom
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      (Address of Principal Executive Offices)                   (Zip Code)

                               011-44 20 7598-4070
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)











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The Current Report on Form 8-K, originally filed on October 20, 2000, is hereby amended as follows:

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      The Company had previously reported that on October 5, 2000, that the Company had acquired all of the outstanding stock of Ferman AG, a Swiss investment company ("Ferman"). The Company, having undertaken further due diligence, has determined that conditions to closing have not been fulfilled, and accordingly, the Company has decided not to proceed with the transaction.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)   EXHIBITS

                 EXHIBIT 10.1   [withdrawn]


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          HTTP TECHNOLOGY, INC.

                                          By:  /s/ Jason E. Forsyth
                                               -------------------------
                                          Jason E. Forsyth
                                          Chief Financial Officer


Date: March 29, 2001